UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period:  October 31, 2020

Item 1. Reports to Stockholders.

Equable Shares Hedged Equity Fund

Institutional Class	EQHEX
(Class I)

Annual Report
October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.equableshares.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-898-2024 or by sending an email request to service@equableshares.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-898-2024 or send an email request to service@equableshares.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

EQUABLE SHARES HEDGED EQUITY FUND

Fund Performance

During the six-month period of May 1, 2020 – October 31, 2020, the Equable Shares Hedged Equity Fund (the “Fund”) returned 5.88%, while the S&P 500 Index (the “Index”) returned 13.29%.

Performance Discussion

The Fund maintains a long position in the SPDR S&P 500 ETF (“SPY”), an exchange traded fund (“ETF”) that tracks the S&P 500 Index. Simultaneously, the Fund writes fully covered call options against SPY, the underlying security.

The Fund seeks to generate income through a combination of call option premium and SPY dividends. Since the Fund typically writes call options with a strike price at- or near-the-money, returns are expected to be capped in a rising market while providing some level of hedge in a declining market.

The six-month period ending October 31, 2020 started strong, as the Index generated gains in each of the first four months, from May 1st through August 31st. During this time, the Index rallied 20.98% while the Fund gained 7.07%. Option positions were reset in June, and underperformance in the first four months was driven by capped upside participation in a rising market. Market weakness arrived in September and October, as the Index fell 6.36% while the Fund declined 1.12%. Outperformance in the last two months was driven by loss-mitigating option positions, which were reset in September.

In summary, the Fund performed as expected, as it delivered capped upside participation in rising markets and mitigated losses in negative markets.

Looking Forward

While we do not offer views on market direction, our expectation is for periods of heightened levels of market volatility. The Fund may potentially benefit from increased levels of volatility, which should generate larger amounts of call premium.

Our primary goal is to reward long-term investors with a degree of risk management in a range of market environments.

Thanks,

Ron Santella
CEO

EQUABLE SHARES HEDGED EQUITY FUND

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is a widely used benchmark generally used to measure the performance of the US Stock Market, represented by 500 companies in the US with large market capitalizations.

A covered call is an options strategy characterized by a long position in a security and a short (sold) call option on the security. Writing covered call options provides cash flow from option premiums and reduces the impact of market volatility on the Fund’s investment portfolio. A call option gives the buyer the right to purchase a security from the writer of the option at a specified price (the “strike price”) prior to a certain date (the “expiration date”) in exchange for cash paid to the writer on the day the option is written (the “premium”). A written call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, the Fund receives cash in the form of the premium in exchange for giving up a portion of the future upside gains from the underlying security. In addition, a covered call option partially hedges against declines in the price of the underlying security, to the extent of the premium the Fund receives. Writing covered call options helps to mitigate declines in the Fund’s portfolio of equity securities, though it limits the Fund’s ability to profit from increases in the value of the Fund’s portfolio of equity securities.

An “at-the-money” call option has a strike price equivalent to the market price, whereas an “out-of-the-money” call option has a strike price greater than the market price. A “near-the-money” call option has a strike price that is within 3% of the market price.

Mutual fund investing involves risk. Principal loss is possible. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. It is possible in certain situation that the use of derivatives (such as options) may have the effect of increasing the volatility of the Fund’s portfolio. The Fund invests in derivatives for hedging and non-hedging purposes. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the security or other instrument underlying the option that the writer must purchase or deliver upon exercise of the option. Writing covered calls may limit the Fund’s ability to participate in price increases of the underlying securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks overtime. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect. The Fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. The Fund may invest in shares of investment companies, including ETFs. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses.

Equable Shares Funds are distributed by Quasar Distributors, LLC.

EQUABLE SHARES HEDGED EQUITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of October 31, 2020

	1 Year	Since Inception(1)
Equable Shares Hedged Equity Fund	0.43%	4.72%
S&P 500 Index(2)	9.71%	15.06%

(1)	Inception date of the Fund was June 1, 2019.
(2)
The S&P 500 Index is widely regarded as the best single gauge of large-cap US equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

EQUABLE SHARES HEDGED EQUITY FUND

Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(5/1/2020 to
	(10/31/2020)	(5/1/2020)	(10/31/2020)	10/31/2020)
Institutional Class
Actual(2)	1.20%	$1,000.00	$1,058.80	$6.21
Hypothetical (5% annual return before expenses)	1.20%	$1,000.00	$1,019.10	$6.09

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/366 to reflect its six-month period.
(2)	Based on the actual returns for the six-month period ended October 31, 2020 of 5.88%.

EQUABLE SHARES HEDGED EQUITY FUND

Allocation of Portfolio(1) (% of Net Assets) (Unaudited)
October 31, 2020

(1)
Data expressed as a percentage of investments as of October 31, 2020. Data expressed excludes written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

EQUABLE SHARES HEDGED EQUITY FUND

Schedule of Investments
October 31, 2020

		Shares	Value
EXCHANGE TRADED FUNDS – 95.44%
Clearshares Ultra-Short Maturity ETF		15,000	$1,501,425
SPDR S&P 500 ETF Trust (a)(b)(c)		145,000	47,348,300
Total Exchange Traded Funds
(Cost $43,550,063)			48,849,725

		Notional
	Contracts (e)	Amount
PURCHASED OPTIONS – 1.47% (a)(d)

Purchased Put Options – 1.47%
SPDR S&P 500 ETF Trust
Expiration: December 2020, Exercise Price: $325.00	500	$16,327,000	753,000
Total Purchased Options
(Cost $725,845)			753,000

		Shares
SHORT-TERM INVESTMENTS – 6.18%
First American Government Obligations Fund, Class X, 0.46% (f)		3,163,246	3,163,246
Total Short-Term Investments
(Cost $3,163,246)			3,163,246

Total Investments
(Cost $47,439,154) – 103.09%			52,765,971
Other Liabilities in Excess of Assets – (3.09)%			(1,583,744)
Total Net Assets – 100.00%			$51,182,227

ETF – Exchange Traded Fund
(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.

(c)	All or a portion of this security has been committed as collateral for open written option contracts.
(d)	Non-income producing security.
(e)	100 shares per contract.
(f)	The rate quoted is the annualized seven-day effective yield as of October 31, 2020.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Schedule of Written Options
October 31, 2020

	Contracts (a)	Notional Amount	Value
WRITTEN OPTIONS

Written Call Options
SPDR S&P 500 ETF Trust
Expiration: December 2020, Exercise Price: $342.00	(1,450)	$(47,348,300)	$(1,055,600)
			(1,055,600)
Written Put Options
SPDR S&P 500 ETF Trust
Expiration: December 2020, Exercise Price: $310.00	(500)	(16,327,000)	(506,500)
			(506,500)
Total Written Options
(Premiums received $2,740,283)			$(1,562,100)

ETF – Exchange Traded Fund
(a) 100 shares per contract.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Statement of Assets and Liabilities
October 31, 2020

ASSETS:
Investments, at value (Cost $47,439,154)	$52,765,971
Deposits at brokers for written option contracts	59,620
Receivable for capital shares sold	2,491
Interest receivable	128
Prepaid expenses and other receivables	15,636
Total assets	52,843,846

LIABILITIES:
Written option contracts, at value (Premiums received $2,740,283)	1,562,100
Payable to Adviser	31,119
Payable for administration and fund accounting fees	24,150
Payable for audit fees	17,500
Payable for transfer agent fees	6,831
Payable for compliance fees	3,000
Payable for custodian fees	1,706
Payable for sub-transfer agent fees – Institutional Class	1,271
Accrued expenses and other liabilities	13,942
Total liabilities	1,661,619

NET ASSETS	$51,182,227

NET ASSETS CONSIST OF:
Paid-in capital	$50,704,362
Total distributable earnings	477,865
Total net assets	$51,182,227

Institutional
Class Shares
Net assets	$51,182,227
Shares issued and outstanding(1)	4,816,974
Net asset value and offering price per share	$10.63

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Statement of Operations
For the Year Ended October 31, 2020

INVESTMENT INCOME:
Dividend income	$654,372
Interest income	21,382
Total investment income	675,754

EXPENSES:
Investment advisory fees (See Note 3)	327,215
Administration and fund accounting fees (See Note 3)	98,630
Legal fees	32,244
Transfer agent fees (See Note 3)	31,787
Audit fees	17,500
Sub-transfer agent fees – Institutional Class	15,894
Federal and state registration fees	15,829
Compliance fees (See Note 3)	12,159
Trustees’ fees (See Note 3)	10,856
Reports to shareholders	7,712
Custodian fees (See Note 3)	6,587
Other	7,266
Total expenses before reimbursement	583,679
Less: Expense reimbursement by Adviser (See Note 3)	(60,135)
Net expenses	523,544
NET INVESTMENT INCOME	152,210

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(2,622,270)
Written option contracts expired or closed	(3,265,716)
Net realized loss	(5,887,986)
Net change in unrealized appreciation (depreciation) on:
Investments	4,418,792
Written option contracts	1,209,639
Net change in unrealized appreciation	5,628,431
Net realized and change in unrealized loss on investments	(259,555)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(107,345)

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	October 31, 2020	October 31, 2019(1)
OPERATIONS:
Net investment income	$152,210	$56,241
Net realized loss on investments and written options
contracts expired or closed	(5,887,986)	(217,662)
Net change in unrealized appreciation on investments
and written option contracts	5,628,431	876,569
Net increase (decrease) in net assets resulting from operations	(107,345)	715,148

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class (See Note 4)	(129,938)	—

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	27,930,816	22,773,546

NET INCREASE IN NET ASSETS	27,693,533	23,488,694

NET ASSETS:
Beginning of period	23,488,694	—
End of period	$51,182,227	$23,488,694

(1)	Inception date of the Fund was June 1, 2019.
(2)	A summary of capital share transactions is as follows:

	For the Year Ended		For the Period Ended
	October 31, 2020		October 31, 2019(1)
SHARE TRANSACTIONS:	Shares	Amount	Shares	Amount
Issued	2,945,635	$31,537,299	2,209,908	$22,781,691
Issued to holders in
reinvestment of dividends	9,318	100,359	—	—
Redeemed	(347,108)	(3,706,842)	(779)	(8,145)
Net increase in shares outstanding	2,607,845	$27,930,816	2,209,129	$22,773,546

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Financial Highlights

	For the		For the Period
	Year Ended		Inception through
	October 31, 2020		October 31, 2019(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.63		$10.00

INVESTMENT OPERATIONS:
Net investment income(3)(4)	0.04		0.05
Net realized and unrealized gains on investments(5)	0.01		0.58
Total from investment operations	0.05		0.63

LESS DISTRIBUTIONS:
From net investment income	(0.05)		—
Total distributions	(0.05)		—
Net asset value, end of period	$10.63		$10.63

TOTAL RETURN(6)	0.43%		6.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$51,182		$23,489
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	1.34%		2.85%
After expense reimbursement(7)(8)	1.20%		1.20%
Ratio of net investment income to average net assets(7)	0.35%		1.05%
Portfolio turnover rate(6)(9)	106	%(10)	0.04%

(1)	Inception date of the Fund was June 1, 2019.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the fund invests.

(5)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(9)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options). The denominator includes the average fair value of long positions throughout the period.

(10)	The change in portfolio turnover relates to the Fund executing its investment strategy over the course of the full annual year.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements
October 31, 2020

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Equable Shares Large Cap Fund, now known as the Equable Shares Hedged Equity Fund (the “Fund”) effective July 1, 2020 due to a name change, is a non-diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek income and capital preservation. The Fund commenced operations on June 1, 2019. The Fund’s investment adviser, Teramo Advisors, LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers one share class, the Institutional Class. The Institutional Class shares have no front-end sales load, no deferred sales charge, and no redemption fee. The Institutional Class shares are not subject to a distribution or shareholder servicing fees.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2020

Exchange traded options and Flexible Exchange® options (“FLEX Options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2020

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of October 31, 2020:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Funds	$48,849,725	$—	$—	$48,849,725
Purchased Options	—	753,000	—	753,000
Short-Term Investments	3,163,246	—	—	3,163,246
Total	$52,012,971	$753,000	$—	$52,765,971

Liabilities
Written Options	$—	$(1,562,100)	$—	$(1,562,100)
Total	$—	$(1,562,100)	$—	$(1,562,100)

As of October 31, 2020, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.

B.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 M. for further derivative disclosures and Note 2 J. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund will purchase call or put options. In connection with the Fund’s written option contracts, the Fund will simultaneously use options on ETFs. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and Liabilities as Investments at value, and is subsequently priced daily to reflect the value of the purchased option contract. Refer to Note 2 A. for a pricing description. Refer to Note 2 M. for further derivative disclosures and Note 2 J. for further counterparty risk disclosure.  When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2020

option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Flex Options – FLEX Options are customized option contracts available through the CBOE that are guaranteed for settlement by The Options Clearing Corporation (“OCC” or the “Clearinghouse”). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund bears the risk that the Clearinghouse will be unable or unwilling to perform its obligations under the FLEX Options contracts.

F.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

H.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

I.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

J.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written options contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

K.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2020

M.  Derivatives – The Fund may utilize derivative instruments such as options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 6 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended October 31, 2020, the Fund’s average derivative volume is described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	233	$7,271,758
Written Option Contracts	1,527	$48,223,844

Statement of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2020:

	Statement of Assets and	Fair Value
	Liabilities Location	Assets	Liabilities
Purchased Option Contracts:	Investments, at value
Equity		$753,000	$—
Written Option Contracts:	Written option contracts,
Equity	at value	—	(1,562,100)
Total fair value of derivative instruments		$753,000	$(1,562,100)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

	Net Realized Gain (Loss) on Derivatives
	Purchased	Written
	Option	Option
Derivatives	Contracts*	Contracts	Total
Equity Contracts	$(1,627,366)	$(3,265,716)	$(4,893,082)
Total	$(1,627,366)	$(3,265,716)	$(4,893,082)

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
	Purchased**	Written
	Option	Option
Derivatives	Contracts	Contracts	Total
Equity Contracts	$27,155	$1,209,639	$1,236,794
Total	$27,155	$1,209,639	$1,236,794

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2020

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee in accordance with the breakpoint annual advisory fee schedule below based on the average daily net assets of the Fund:

AUM Range (in millions)	Management Fee
Less than $250	0.75%
Between $250 and $500	0.70%
Greater than $500	0.65%

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs) and other transactional expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.20% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Adviser, with the consent of the Board.

Waived fees and reimbursed expenses subject to potential recovery within the year of expiration are as follows:

Expiration	Amount
June 30, 2022 – October 31, 2022	$88,255
November 1, 2022 – October 31, 2023	$60,135

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended October 31, 2020 are disclosed in the Statement of Operations.

During the period November 1, 2019 through March 31, 2020, Quasar Distributors, LLC (“Quasar”), an affiliate of the Administrator, served as the Fund’s distributor and principal underwriter in the continuous public offering of the Fund’s shares before being acquired by Foreside Financial Group, LLC (“Foreside”). A Trustee of the Trust also was an interested person of Quasar during that period. Effective March 31, 2020, Foreside acquired Quasar, the Fund’s

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2020

distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The same trustee as disclosed above remains an affiliate with Fund Services and the Custodian.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the year ended October 31, 2020 the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At October 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax Cost of Investments*	$48,488,937
Gross unrealized appreciation	$6,511,781
Gross unrealized depreciation	(1,056,564)
Net unrealized appreciation**	5,455,217
Undistributed ordinary income	78,513
Undistributed long-term capital gains	—
Distributable earnings	78,513
Other accumulated losses***	(5,055,865)
Total distributable earnings	$477,865

*	Tax cost of investments differs from book cost of investments due to wash sales.
**	Net unrealized appreciation is inclusive of unrealized appreciation on the Fund’s written option positions.
***	Other accumulated losses value includes $4,217,827 of straddle loss deferrals.

As of October 31, 2020, the Fund had $838,038 in short-term capital loss carryovers which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. For the taxable year ended October 31, 2020, the Fund does not plan to defer any qualified late year losses. Qualified late year losses are certain ordinary losses which occur during the portion of the Fund’s taxable year subsequent to December 31.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2020

For the year ended October 31, 2020, the following table shows the reclassifications made:

Paid-in Capital	Total Distributable Earnings
$ —	$ —

The tax character of distributions paid for the year ended October 31, 2020 was as follows:

		Total
Ordinary	Long-Term	Distributions
Income*	Capital Gain	Paid
$129,938	$ —	$129,938

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

There were no distributions made by the Fund during the period ended October 31, 2019.

5.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended October 31, 2020, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$66,822,626	$44,119,387

6.  OFFSETTING ASSETS AND LIABILITIES

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. As of October 31, 2020, the Fund did not enter into any netting agreements which would require any portfolio securities to be netted.

		Gross	Net Amounts	Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross	Amounts	Presented
	Amounts of	Offset in the	in the
	Recognized	Statement	Statement		Collateral
	Assets/	of Assets	of Assets	Financial	Received/	Net
	Liabilities	and Liabilities	and Liabilities	Instruments*	Pledged	Amount
Liabilities:
Description
Written Option Contracts	$1,562,100	$—	$1,562,100	$1,562,100	$—	$—
	$1,562,100	$—	$1,562,100	$1,562,100	$—	$—

*	Offset with underlying exchange traded fund held long. See Schedule of Investments for more details.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2020

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2020, no individuals or entities, for the benefit of their customers, owned more than 25% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

8.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Equable Shares Hedged Equity Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Equable Shares Hedged Equity Fund (the “Fund”), a series of Series Portfolios Trust, as of October 31, 2020, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor for one or more investment companies advised by Teramo Advisors, LLC since 2018.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 22, 2020

EQUABLE SHARES HEDGED EQUITY FUND

Board Consideration of Investment Advisory Agreement
(Unaudited)

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At an in-person meeting held on July 23, 2020 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Equable Shares Hedged Equity Fund (the “Fund”), and Teramo Advisors, LLC (“Teramo”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Teramo to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Teramo provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Teramo included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Teramo, including Teramo’s portfolio manager and other personnel, and the investment practices and techniques used by Teramo in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Teramo and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Teramo’s profitability and economies of scale; and (v) other ancillary or “fall-out” benefits Teramo and/or its affiliates may receive based on their relationships with the Fund.  In addition to the Meeting, the Board met virtually on July 8, 2020, with Fund Services to discuss the materials that had been furnished by Teramo in response to the information requests.  The Board also met periodically over the course of the year. At these meetings, representatives of Teramo furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Teramo, and compliance and operational matters related to the Fund and Teramo.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Teramo. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services Provided to the Fund

The Board considered the nature, extent and quality of services provided to the Fund by Teramo under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who is primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Teramo’s investment process and portfolio strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. The Board noted that Teramo had been managing the Fund’s portfolio since its inception.

EQUABLE SHARES HEDGED EQUITY FUND

Board Consideration of Investment Advisory Agreement
(Unaudited) – Continued

The Board evaluated the ability of Teramo, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals. The Board further considered Teramo’s compliance program and its compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Teramo is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

Investment Performance

The Board considered the Fund’s investment performance information as of June 30, 2020, as compared to its benchmark index, the S&P 500 Index, noting the Fund underperformed the index for the one-year and since-inception periods. Additionally, the Board considered the Fund’s investment performance for the year-to-date period ended April 30, 2020, as compared to a peer group derived from funds in the Morningstar, Inc. (“Morningstar”) US Fund Options-based category. The Board noted that the Fund outperformed the Morningstar peer group median, but underperformed the peer group average, for period.

The Board noted the Fund had limited operating history that prevented consideration of performance over the longer term. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

Fees and Expenses

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Teramo for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by Fund Services in consultation with Teramo. The Board noted that the Management Fee Rate was lower than the Expense Group average and median.

The Board received and evaluated information about the nature and extent of responsibilities and duties assumed by Teramo. The Board noted Teramo reported that it does not serve as an investment adviser or sub-adviser to mutual funds other than the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board recognized that Teramo had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary

EQUABLE SHARES HEDGED EQUITY FUND

Board Consideration of Investment Advisory Agreement
(Unaudited) – Continued

expenses such as litigation) to 1.20% of the average daily net assets. The Board considered the net operating expense ratios in comparison to the average and median ratios of the Expense Group. The Board received a description of the methodology and screening criteria used by Fund Services to select the mutual funds and share classes in the Expense Group. The Board noted the Fund’s net expense ratio was lower than the average ratio and median ratio of the Expense Group.

Based on its consideration of the factors and information it deemed relevant, including the distinguishing features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

Profitability and Economies of Scale

The Board requested and received a report on Teramo’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2020. The Board recognized that Teramo was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund had limited operating history and that Teramo expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Teramo’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board considered that the Fund had limited operating history and that the Fund had experienced growth since it commenced operations. The Board was advised that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Teramo continues to expand its operations and the Fund grows.

Ancillary Benefits Derived from the Relationship with the Fund

The Board received and considered information regarding ancillary or “fall-out” benefits to Teramo as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, Teramo confirmed it had not benefited firm-wide from research credits generated by Fund portfolio transactions since the Fund’s inception. Ancillary benefits could also include benefits potentially derived from an increase in Teramo’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Teramo, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Teramo were unreasonable.

Conclusions

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

EQUABLE SHARES HEDGED EQUITY FUND

Statement Regarding the Fund’s Liquidity Risk Management Program
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Teramo Advisors, LLC (the “Adviser”), the investment adviser to the Equable Shares Hedged Equity Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Chief Operating Officer. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 22, 2020, the Board reviewed the Program Administrator’s written annual report for the period June 1, 2019 through June 30, 2020 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

EQUABLE SHARES HEDGED EQUITY FUND

Additional Information (Unaudited)
October 31, 2020

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Counsel, Kohlberg Kravis	1	Independent
(born 1961)		Since	Roberts & Co. L.P.		Trustee,
		September	(2013 – 2015).		Listed Funds
		2015.			Trust
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee,
		September			First Western
		2015.			Funds Trust
(Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension Fund
		2015.	(2009 – 2017).

Interested Trustee

Jeanine M. Bajczyk(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1965)	Trustee	Since	U.S. Bank Global Fund
		July	Services (since 2006).
2020.

Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and	Since	U.S. Bank Global Fund	Applicable	Applicable
	Principal	July	Services (since 2005).
	Executive	2019.
Officer

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	January	Services (since 2010).
	and Principal	2019.
Financial
Officer

EQUABLE SHARES HEDGED EQUITY FUND

Additional Information (Unaudited) – Continued
October 31, 2020

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global	Applicable	Applicable
		June	Services Fund
		2019.	(since 2012).

Hailey S. Glaser	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2015);
		2019.	Audit Senior, Deloitte &
Touche LP
(2012 – 2015).

Kristen M. Pierson	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2017);
		2019.	Lead Fund Accountant,
UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2020, the Trust was comprised of 7 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Bajczyk, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

EQUABLE SHARES HEDGED EQUITY FUND

Additional Information (Unaudited) – Continued
October 31, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020), which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-898-2024.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-625-4778. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended October 31, is available (1) without charge, upon request, by calling 1-844-625-4778, or on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended October 31, 2020, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2020 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.00%.

EQUABLE SHARES HEDGED EQUITY FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Teramo Advisors, LLC
1016 Collier Center Way, Suite 106
Naples, FL 34110

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 North Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-898-2024.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended October 31, 2020 and October 31, 2019, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/ Ryan Roell
Ryan Roell, President

Date    12/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Ryan Roell
Ryan Roell, President

Date    12/29/2020

By (Signature and Title)      /s/ Cullen Small
Cullen Small, Principal Financial Officer

Date    12/30/2020